SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                         May 8, 2003 (May 6, 2003)





                       AMERICAN INSURED MORTGAGE INVESTORS
             (Exact name of registrant as specified in its charter)

        California                      1-11060                  13-3180848
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

     Exhibit 99.1 - Press Release dated May 6, 2003.



Item 9.  Regulation FD Disclosure.

     On May 6, 2003, the General Partner issued a press release reporting the Partnership's financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in
Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K in accordance with U.S. Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS

                                                    By: CRIIMI, Inc.
                                                        General Partner


Dated: May 8, 2003                               By:/s/ Mark A. Libera
                                                    ------------------------
                                                    Mark A. Libera
                                                    Vice President
                                                    General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated May 6, 2003

*    Filed herewith.